GABELLI INVESTOR FUNDS, INC.
                        THE GABELLI ABC FUND (THE "FUND")

                         SUPPLEMENT DATED APRIL 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2001



For the period from April 1, 2002 through May 31, 2002, the Fund's Adviser, Gabelli Funds, LLC (the "Adviser") has voluntarily agreed to reimburse expenses of the Fund and/or waive its advisory fee in the amount of .50% of the Fund's average daily net assets. For periods after May 31, 2002, the Adviser may terminate such reimbursement and waiver or determine from time to time to voluntarily agree to reimburse certain expenses of the Fund and/or waive some portion of its advisory fee.